UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018 (May 15, 2018)

Granite Point Mortgage Trust Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-38124	61-1843143
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

590 Madison Avenue, 38th Floor

New York, New York 10022

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (212) 364-3200

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging Growth Company                                        ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07  Submission of Matters to a Vote of Security Holders.

Granite Point Mortgage Trust Inc. (the “Company”) held its Annual Meeting of Stockholders on May 15, 2018 in New York, New York for the purpose of: (i) electing nine directors to serve on the Company’s board of directors until the 2019 Annual Meeting of Stockholders; (ii) holding an advisory vote relating to executive compensation; (iii) holding an advisory vote on the frequency of future advisory votes relating to executive compensation; and (iv) ratifying the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018.

Proposal 1 — Election of Directors

Each of the nine director nominees proposed by the Company’s board of directors was elected to serve as a director until the Company’s 2019 Annual Meeting of Stockholders, or until his or her successor is duly elected and qualified. The voting results for each director nominee were as follows:

Nominee	For	Against	Abstain	Broker Non-Votes
Tanuja M. Dehne	24,792,082	329,979	80,691	12,896,005
Martin A. Kamarck	24,820,206	303,684	78,862	12,896,005
Stephen G. Kasnet	24,894,666	226,418	81,668	12,896,005
William Roth	22,201,435	2,936,166	65,151	12,896,005
W. Reid Sanders	24,866,032	255,572	81,148	12,896,005
Thomas E. Siering	22,194,758	2,927,904	80,090	12,896,005
Brian C. Taylor	22,160,111	2,959,027	83,614	12,896,005
John A. Taylor	24,776,209	342,455	84,088	12,896,005
Hope B. Woodhouse	24,833,341	293,852	75,559	12,896,005

Proposal 2 — Advisory Vote Relating to Executive Compensation

Stockholders approved the advisory resolution on the Company’s executive compensation. The proposal received the following final voting results:

For	Against	Abstain	Broker Non-Votes
24,455,752	440,323	306,677	12,896,005

Proposal 3 — Advisory Vote on the Frequency of Future Advisory Votes Relating to Executive Compensation

Stockholders voted to have the Company hold an advisory vote on executive compensation every year. The proposal received the following final voting results:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
24,452,840	242,253	180,996	326,663	12,896,005

Based on the stockholder voting results above, and consistent with its own recommendation, the Company’s board of directors has determined that the Company will continue to hold an advisory vote relating to executive compensation on an annual basis until the next required vote on the frequency of such advisory votes.

Proposal 4 — Ratification of Selection of Independent Registered Public Accounting Firm

Stockholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2018. The proposal received the following final voting results:

For	Against	Abstain
37,829,782	151,079	117,896

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 16, 2018	GRANITE POINT MORTGAGE TRUST INC.

	By:	/s/ Rebecca B. Sandberg
Rebecca B. Sandberg
Secretary and General Counsel